SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2020

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[Signature Page to First Amendment to Employment Agreement]

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director – Philip Smith

On December 10, 2020, Philip Smith was appointed to the Board of Directors (the “Board”) of Nortech Systems Incorporated (the “Company”). Mr. Smith is a managing director of Duff & Phelps, an investment banking firm that provides valuation, corporate finance and other services.  Mr. Smith provides services in the area of Healthcare M&A advisory and is based in the Minneapolis office. Mr. Smith has more than 25 years of healthcare experience as a mergers and acquisitions investment banker and executive operating officer. He has expertise in assisting public and private companies as well as private equity firms.

Prior to joining Duff & Phelps, Mr. Smith was a managing director with BMO Capital Markets (formerly Greene Holcomb and Fisher) where he focused on healthcare mergers and acqusitions. Before that, he was a member of the medical device investment banking team at Piper Jaffray in Minneapolis. Early in his career, Mr. Smith served as an executive officer for a number of medical technology companies, including DGIMED Ortho, Vital Images, Thermonix and Image-Guided Neurologics. He has also served on the board of directors of Delta Dental of Minnesota, MGC Diagnostics (formerly Angeion Corp) and Intricon Corp.

Mr. Smith received an MBA from the Wharton School of the University of Pennsylvania and a B.S. in electrical engineering from the University of Florida.

Mr. Smith will receive fees and equity compensation for his work consistent with other non-employee directors of the Company.

Appointment of Director – Dan Sachs

On December 10, 2020, Dr. Dan Sachs was appointed to the Board of the Company.

Dr. Sachs is a founder of Respicardia, Inc. (FKA Cardiac Concepts), and Mainstay Medical Inc., and Program Director of the Innovation Fellows Program within the Institute for Engineering in Medicine at the University of Minnesota. He was previously a venture capital investor with Investor Growth Capital and Spray Venture Partners, for which he was the founding investor in CoTherix, Inc. (CTRX, FKA Exhale Therapeutics), Neuronetics, Inc. (STIM), and other private companies.  He served on the Board of Directors of Neuronetics, Inc., CoTherix, Inc. (acquired), CHF Solutions, Inc. (acquired), Respicardia, Inc, and Mainstay Medical, Inc. He previously served as Instructor in Medicine in the Division of Emergency Medicine at Harvard Medical School.

Dr. Sachs earned BA and MD degrees from the University of Michigan, and an MBA from Harvard Business School.

Dr. Sachs will receive fees and equity compensation for his work consistent with other non-employee directors of the Company.

[Signature Page to First Amendment to Employment Agreement]

Date: December 11, 2020

Nortech Systems Incorporated
(Registrant)

/s/ Christopher D. Jones
Christopher D. Jones SVP and Chief Financial Officer

[Signature Page to First Amendment to Employment Agreement]